Exhibit 99.1

A Leading Independent Streaming Entertainment Company Investor Presentation August 2021

Forward looking statements Investors are cautioned that certain statements contained in this document, as well as some statements in press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, current reports on Form 8 - K, quarterly reports on Form 10 - Q and annual report on Form 10 - K, are "forward - looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act‘’) . Forward - looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions . In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward - looking statements as defined by the Act . Forward - looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things . These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release . 2

A Leading Independent Streaming E ntertainment C ompany Super - serving Global E nthusiast F an B ases 3 • An innovator in the digital transformation of the entertainment industry for more than two decades • Delivering high - quality, curated content through subscription video on demand (SVOD) and dedicated ad - supported (AVOD) and free ad - supported television (FAST) channels • Controlling a library of 35,000 film & TV assets, 21 live channels and 18 branded channels 1 1. As of August 2021

Led by experienced management team 4 With deep industry knowledge and relationships Chris McGurk Chairman & CEO ▪ Founder & CEO, Overture Films ▪ CEO, Anchor Bay Entertainment ▪ Vice Chair & COO, MGM ▪ President & COO, Universal ▪ President, Disney Motion Pictures Gary Loffredo COO, General Counsel & President/Cinema Equipment Business, President Cinedigm ▪ Founding executive of Cinedigm ▪ VP, General Counsel, Cablevison Cinemas Erick Opeka Chief Strategy Officer & President, Cinedigm Networks ▪ VP & Key Strategist, New Video Digital ▪ Chair of EMA OTT Growth Council ▪ Member, Producers Guild of America Yolanda Macias Chief Content Officer ▪ EVP, Vivendi Entertainment ▪ VP, DIRECTV Spanish language and international services ▪ Honoree & Board Member, C5LA 25+ years of experience 20+ years of experience 18+ years of experience 25+ years of experience Tony Huidor Chief Technology & Product Officer ▪ VP, Universal Music Group ▪ Director, Walt Disney Internet Group 25+ years of experience

Cinedigm has completed its multi - year transformation… From: A digital cinema equipment and physical content distributor 5 Planned phasing out of legacy cinema projector and DVD/Blu - ray business segments THE CINEDIGM STORY

…To a Leading Independent Streaming Company of Channels and Content Poised for considerable growth driven by technological innovation 6 Innovative Fan - Centric Expected revenue growth High - Growth Streaming & digital business World - class proprietary streaming platform Focusing on Enthusiast audience THE CINEDIGM STORY

Cinedigm at a pivotal moment – Two - year view 7 Revenues Monthly Active Users (MAU) Streaming Key Metrics (FY21 Ending March 31, 2021) Enterprise Value ( August 2021) $31M 24M ~$300M Cash $17 M Debt (as of July 14, 2021) $0M Revenue by Segment ( FY 21) Cinema Equipment Business Content & Entertainment + 90 % vs. FY21 Content & Entertainment Segment includes Base Distribution fees and Streaming and Digital (SVOD, AVOD & FAST) 10% 90% 36% 64% (FY 19) Cinema Equipment Business Content & Entertainment 49% 51% Streaming & Digital Base Distribution

8 Investment highlights Diverse portfolio focused on large Total Addressable Market ( TAM) Leveraging enthusiast c ontent portfolio Well positioned in a changing landscape Delivering sustained growth Executing key initiatives Driving growth through technological innovation A rapidly growing streaming business that is:

Diverse portfolio of fan - centric content 9 • Cinedigm’s streaming advantage broadens consumer reach and drives revenue • Narrowcast Streaming Channels that generate recurring revenue streams

• Indie film ( Fandor ) • Horror ( Screambox and Bloody Disgusting) • Family entertainment (Dove Channel) • Iconic entertainers (The Bob Ross Channel and The Elvis Presley Channel) 10 Focused on enthusiast audiences globally Targeting sought - after verticals with loyal fan - base

Positioned in large, growing streaming market 1 11 Market Size 2021 $30M U.S. Enthusiast Market $3B+ Total Global Market ~ $60B 1 Market Growth 2020 - 2025 13.4% CAGR 1. Source: PwC, Mirae Asset Securities; includes management estimates of enthusiast market of 5%.

U.S. digital advertising spend increasing to ~$70B 12 • AVOD is the fastest growing segments within U.S. digital advertising spend • Industry seeing pivotal shift in ad budgets from broadcast TV to streaming 37% 37% 37% 39% 41% 43% 45% 63% 63% 63% 61% 59% 57% 55% 0 10 20 30 40 50 60 70 80 2019 2020 2021E 2022E 2023E 2024E 2025E Total Spend (in billions) AVOD Other Digital 2019 – 2025E CAGRs 1 AVOD: 25% Other Digital Video: 18% Total Digital Video: 21% Key AVOD Growth Drivers Cord cutting trend Mega trend of streaming content 1. Source: IAB, Canaccord Genuity Estimates

13 Investment highlights Diverse portfolio focused on large TAM Leveraging Enthusiast Content Portfolio Well positioned in a changing landscape Delivering sustained growth Executing key initiatives Driving growth through technological innovation A rapidly growing streaming business that is:

Capitalizing on evolving consumer habits 14 Continued “cord - cutting” resulting in rise in SVOD & AVOD migration Preference towards third - party channels and content platforms Rapid rise in consumption of free ad - supported content Increasing demand for underserved content Trend in youth (kids) media consumption across multiple devices and brands Global Consumer habits continue to trend away from traditional media channels

Unique competitive position 15 Multi - channel, enthusiast portfolio is complementary to general entertainment subscription services • Not directly competing with big general entertainment subscription services such as Disney+ and Netflix . O ffers complementary channels, serving - super enthusiast viewers on every key streaming device and platform • Portfolio approach allows for adjusting to market response efficiently and reduces risk versus one mega channel • Multi - year track record as a digital technology innovator with demonstrated capability as a force in launching and managing streaming channels and distributing digital content to the entire streaming ecosystem • Strong track record and developed relationships with long term partners with every major media and technology player involved in streaming

Proprietary distribution platform: Matchpoint TM • Our competitive advantage is our world class, proprietary streaming platform that enables us to deliver great streaming experiences at massive scale • SaaS - based distribution platform to automate film and TV distribution while creating and curating new channels for streaming platforms 16 Matchpoint Blueprint Matchpoint Dispatch Matchpoint Insights Matchpoint Services

Developing channel umbrella with global reach • Enthusiast umbrella super - serving audiences across multiple points of monetization • Global reach - both content appeal and distribution 17

Enhancing streaming platform technology with acquisition of FoundationTV – Creating Content “Umbrella” Streaming Service 18 Advantages Integration objectives • Combination of Matchpoint and FoundationTV’s platforms and respective software engineering teams to enhance and extend streaming technology • New division to build new global “umbrella” streaming service for all of Cinedigm’s channels and content • New engineering and R&D hub in India to develop new streaming technologies and services for booming Indian and South Asian markets Enables scaling of future acquisitions into common infrastructure Reduces costs and risk through ownership and control of the technology Matches engineering capabilities of some of the largest streaming services in the industry Provides highly personalized streaming services that can operate on a global scale Expanding global footprint into one of the fastest growing streaming markets in the world x x x x • New R&D Hub in India created following the acquisition of FoundationTV x

19 Investment highlights Diverse portfolio focused on large TAM Leveraging Enthusiast Content Portfolio Well positioned in a changing landscape Delivering sustained growth Executing key initiatives Driving growth through technological innovation A rapidly growing streaming business that is:

Positioned to deliver sustained growth - Executing on key initiatives 20 • Growing viewership and subscription numbers significantly – 24 million monthly active users (MAU) and 900 million unique streaming consumer devices globally as of June 2021 • Executing roll - up strategy by completing several content - related acquisitions enabling SVOD, AVOD & FAST • Dramatically expanded streaming content business – Matchpoint platform • Launching and scaling channel portfolio – building an Umbrella (channel hub) • Establishing key strategic advantages through partnership deals • Licensing film and TV content to every key player in streaming ecosystem • Monetizing residuals related to the digital cinema business • Paid down debt and enhancing liquidity • Positioned to drive EBITDA through achievable growth targets Content Technology/Distribution Audience Financial Performance/Metrics

Pursuing accretive M&A strategy - Building competitive advantage 21 Completed & integrated five accretive acquisitions from October 2020 to June 2021 with ongoing active M&A pipeline • Focused on acquiring higher quality content and streaming channels • Active pipeline with key industry players • Opportunity for new technology and other revenue channels: NFTs, ecommerce, podcasts and merchandise x x x x • Proprietary tech platform ( Matchpoint ) allows for on - boarding several acquisitions concurrently • Executing on roll - up strategy by completing several content - related acquisitions enabling monetization • Setting the stage for significant annual revenue growth Films Around The World x • Acquisition of FoundationTV allows for expansion into South Asian markets

Dramatically expanding streaming content business Building an Umbrella/Channel Hub to drive engagement 22 • Launching and scaling SVOD, AVOD, and FAST channel portfolio – building an Umbrella (channel hub)

Establishing key strategic advantages through partnership deals 23 • Connected streaming TV including Samsung, Roku and Vizio • Large OEM’s, cable companies and technology platforms including Sinclair Broadcast Group, Samsung, Comcast Xfinity, Roku, Amazon, Tubi, Vewd and Vizio • Licensed film and TV content to every key player in streaming ecosystem with Amazon, Apple, Netflix, YouTube TV and Google Establishing key strategic advantages by structuring deals with:

Plan on track – Building momentum across key metrics 1 24 174% YOY 450% YOY 21 Streaming live channels 2 24M Total streaming viewers 683K T otal SVOD subscribers 349% YOY 1. YOY comparisons are between June 2020 and June 2021 2. Compared to five channels as of March 2020 3. YOY comparison between March 2020 and March 2021 320% • Growing viewership and subscription numbers significantly to 24.3 million monthly active viewers reaching 900 million unique consumer devices AVOD revenue 3 330% YOY 504M Streaming minutes viewed monthly

Positioned to drive EBITDA through achievable growth targets 25 • Strong balance sheet with no debt • Residuals from legacy cinema equipment business will drive ~$11 million of cash flow in F’22 ($5 million Q1, $3 million Q2, and $3 million in later periods) • Cash plus capacity under revolver provides liquidity to pursue accretive content related acquisitions • Positioned to generate positive cash flow and deliver sustained growth CASH $17 Million 1 DEBT $0 2 1. As of March 31 , 2021 2. As of July 14, 2021

Long range growth targets – 3 to 5 years Both Organic and M&A Growth 26 $150M 40M Revenue 1 Active Viewers (MAU) 2 Engagement Connected TV minutes 3 1. Represents digital, streaming and production revenue 2. Monthly viewers who have engaged with a Cinedigm property 3. Aggregate monthly minutes consumed by Cinedigm streaming service users 4. F ilm and TV series episodes under management 1B 75K Content Library 4

27 A Leading Independent Streaming E ntertainment C ompany Super - serving Global E nthusiast F an B ases Diverse portfolio focused on large TAM Leveraging Enthusiast Content Portfolio Well positioned in a changing landscape Delivering sustained growth Executing key initiatives Driving growth through technological innovation A rapidly growing streaming business that is: IN SUMMARY – WHY INVEST?

A Leading Independent Streaming Entertainment Company Investor Presentation August 2021